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                                                                  EXHIBIT 10.15

Powderject Research Limited
Florey House
Robert Robinson Avenue
Oxford
Oxfordshire OX4 4G4

30 September 2004

AlgoRx Pharmaceuticals, Inc.
AlgoRx Technologies, Inc.
101 Interbunge Plaza, Suite 102
Cranbury, NJ  08512
USA

POWDERJECT RESEARCH LIMITED

With reference to:

1. the license agreement dated as of 22 March 2002 made between Powderject Research Limited, Powderject Technologies Limited, Algorx Pharmaceuticals, Inc. and AlgoRx Technologies, Inc. (as amended) (the "License Agreement"); and

2. the assignment, assumption and consent agreement relating to the License Agreement, dated as of 14 May 2004 and also made between Powderject Research Limited, Powderject Technologies Limited, AlgoRx Pharmaceuticals, Inc. and AlgoRx Technologies, Inc. (the "Assignment Agreement").

I am writing to inform you that due to the reorganization of the UK subsidiaries of Chiron Corporation, Powderject Research Limited will shortly be transferred out of the Chiron group. Prior to this transfer Chiron is working to transfer all substantially all of the assets of Powderject Research Limited to Chiron Vaccine Holdings Limited, another member of the Chiron group. Such assets include the rights, interests and benefits of PRL under Article 3 of the License Agreement, including but not limited to, the right to receive from AlgoRx Pharmaceuticals, Inc. royalties under Sections 3.1 and 3.2 of the License Agreement, which rights were retained by PowderJect Research Limited under the Assignment Agreement.

Accordingly please note that with effect from the date of this letter any royalty payable to PowderJect Research Limited under Sections 3.1 and 3.2 of the License Agreement shall be paid to:

Chiron Vaccine Holdings Limited
Florey House
Robert Robinson Avenue
Oxford
Oxfordshire OX4 4GA

Can you please sign and return as soon as possible by facsimile (+44 20 8580 4109 Attention: Eric Hoechstoder) a copy of this letter is acknowledgement of the above.
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Yours sincerely,
/s/ Eric Hoechstetter
-------------------------------
Eric Hoechstetter
Company Secretary
Powderject Research Limited

/s/ Eric Hoechstetter
------------------------------




Acknowledged for and on behalf of
AlgoRx Pharmaceuticals Inc. by:

/s/ Ronald M. Burch
------------------------------
Chief Executive Officer


Acknowledged for and on behalf of
AlgoRx Technologies Inc. by:

/s/ Ronald M. Burch
------------------------------
Chief Executive Officer





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